UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

Ensco plc

(Exact name of registrant as specified in charter)

England and Wales	98-0635229
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1-8097

(Commission File No.)

6 Chesterfield Gardens

London, England W1J 5BQ

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On October 6, 2017, Ensco plc (the “Company”) filed a Current Report on Form 8-K reporting, among other things, the completion of its acquisition of Atwood Oceanics, Inc. (“Atwood”).  The Company is filing its unaudited pro forma condensed combined financial statements to show the impact of the Atwood acquisition on the Company’s condensed combined balance sheet as of September 30, 2017, and on its condensed combined statement of operations for the nine month period ended September 30, 2017, and the accompanying notes thereto, as set forth in Exhibit 99.1 to this report and presented in accordance with Article 11 of Regulation S-X.

Item 9.01    Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2017, and the unaudited pro forma condensed combined statement of operations for the nine month period ended September 30, 2017, and the accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)                                 Exhibits

Exhibit
Number	Description

99.1	Unaudited Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: December 15, 2017
	By:	/s/ Tommy E. Darby
Tommy E. Darby Controller